                                   EXHIBIT B

                                                                    Exhibit 10.7





================================================================================

                            TIER TECHNOLOGIES, INC.

                          INVESTORS' RIGHTS AGREEMENT

================================================================================

                               TABLE OF CONTENTS

RECITALS............................................................... 1

1. RESTRICTIONS ON TRANSFERABILITY OF SECURITIES; REGISTRATION RIGHTS.. 1

    1.1 Definitions.................................................... 1
    1.2 Restrictions on Transfer....................................... 4
    1.3 Requested  Registration........................................ 6
    1.4 Company Registration...........................................11
    1.5 Expenses of Registration.......................................14
    1.6 Indemnification................................................14
    1.7 Information by Holder..........................................20
    1.8 Transfer or Assignment of Registration Rights..................20
    1.9 "Market Stand-Off" Agreement...................................21
    1.10 Rule 144 Reporting............................................22
    1.11 Allocation of Registration Opportunities......................23
    1.12 Delay of Registration.........................................24
    1.13 Termination of Registration Rights............................24

2. INVESTOR CONFIDENTIALITY............................................25

3. INFORMATION RIGHTS..................................................26

    3.1 Financial Information..........................................26
    3.2 Termination of Certain Rights..................................27

4. MISCELLANEOUS.......................................................27

    4.1 Successors and Assigns.........................................27
    4.2 Governing Law..................................................27
    4.3 Counterparts...................................................27
    4.4 Heading........................................................27
    4.5 Notices........................................................28
    4.6 Amendments and Waivers.........................................28
    4.7 Severability...................................................28
    4.8 Entire Agreement...............................................28

                          INVESTORS' RIGHTS AGREEMENT

     This Investors' Rights Agreement (this "Agreement") is made and entered into as of July 28, 1997 by and among TIER Technologies, Inc., a California corporation (the "Company"), and the persons identified on Exhibit A attached hereto (each individually an "Investor" and collectively, the "Investors").

                                    RECITALS

     WHEREAS, the Company and the Investors are parties to that certain Series A Convertible Preferred Stock Purchase Agreement, dated as of July 28, 1997 (the "Purchase Agreement"), pursuant to which the Company agreed to sell and the Investors agreed to purchase shares of the Company's Series A Convertible Preferred Stock (the "Shares"); and

     WHEREAS, the Purchase Agreement contemplates the execution and delivery by the Company and the Investors of this Agreement:

     NOW, THEREFORE, in consideration of the mutual promises and covenants set forth herein, the parties hereto hereby agree as follows:

     1.   RESTRICTIONS ON TRANSFERABILITY OF SECURITIES;
          REGISTRATION RIGHTS.
          ---------------------------------------------

          1.1  Definitions.  For purposes of this Section 2:
               -----------

               (a)  Closing Date. The term "Closing Date" means the date of the
                    ------------
initial sale of the Company's Series A Convertible Preferred Stock.

               (b)  Exchange Act.  The term "Exchange Act" means the Securities
                    ------------
Exchange Act of 1934, as amended.

               (c)  Holder.  The term "Holder" means any Investor who holds
                    ------
Registrable Securities and any holder of Registrable Securities to whom the registration rights conferred by this Agreement have been transferred in compliance with Section 1.2 and Section 1.8 hereof.

               (d)  Initiating Holder.  The term "Initiating Holder" means any
                    -----------------
Holder or Holders who in the aggregate hold not less than forty percent (40%) of the outstanding Registrable Securities.

               (e)  Investors.  The term "Investors"  means the persons who
                    ---------
purchased Shares pursuant to the Purchase Agreement.

               (f)  Purchase Agreement.  The term "Purchase Agreement" means
                    ------------------
that certain Series A Convertible Preferred Stock Purchase Agreement, dated as of July __, 1997 by and among the Company and the Investors.

               (g)  Registration.  The terms "register," "registered," and
                    ------------
"registration" refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of effectiveness of such registration statement.

               (h)  Registrable Securities.  The term "Registrable Securities"
                    ----------------------
means: (1) shares of Class B Common Stock issued or issuable pursuant to the conversion of the Shares and (2) any Class B Common Stock or other Common Stock issued as a dividend or other distribution with respect to or in exchange for or in replacement of the shares referenced in subparagraph (1) above, provided, however, that Registrable Securities shall not include any shares of Common Stock which have previously been registered or which have been sold to the public either pursuant to a registration statement or Rule 144, or which have been sold in a private transaction in which the transferor's rights under this Agreement are not assigned.

               (i)  Registration Expenses.  The term "Registration Expenses"
                    ---------------------
means all expenses incurred in effecting any registration pursuant to this Agreement, including, without limitation, all registration, qualification, and filing fees, printing expenses, escrow fees, fees and disbursements of counsel for the Company, blue sky fees and expenses, and expenses of any regular or special audits incident to or required by any such registration, but shall not include Selling Expenses, fees and disbursements of counsel for the Holders and the compensation of regular employees of the Company.

               (j)  Restricted Securities.  The term "Restricted Securities"
                    ---------------------
means any Registrable Securities required to bear the legend set forth in
Section 1.2(b) hereof.

               (k)  Rule 144.  The term "Rule 144" means Rule 144 promulgated by
                    --------
the SEC under the Securities Act, as such Rule may be amended from time to time, or any similar successor rule that may be promulgated by the SEC.

               (l)  Rule 145.  The term "Rule 145" means Rule 145 promulgated by
                    --------
the SEC under the Securities Act, as such Rule may be amended from time to time, or any similar successor rule that may be promulgated by the SEC.

               (m)  SEC.  The term "SEC" or "Commission" means the United States
                    ---
Securities and Exchange Commission.

               (n)  Securities Act.  The term "Securities Act" means the
                    --------------
Securities Act of 1933, as amended, or any similar successor federal statute and the rules and regulations thereunder, all as the same shall be in effect from time to time.

               (o)  Selling Expenses.  The term "Selling Expenses" means all
                    ----------------
underwriting discounts, selling commissions and stock transfer taxes applicable to the sale of the Registrable Securities and fees and disbursements of counsel for any Holder (other than the fees and disbursements of counsel included in the Registration Expenses in connection with Section 1.3 hereto).

               (p)  Shares.  The term "Shares" means the Company's Series A
                    ------
Convertible Preferred Stock.

          1.2  Restrictions on Transfer.
               ------------------------

               (a) Each Holder agrees not to make any disposition of all or any portion of the Registrable Securities unless and until the transferee has agreed in writing for the benefit of the Company to be bound by this Section 1.2, provided and to the extent such Section is then applicable, and;

                    (i) There is then in effect a registration statement under the Securities Act covering such proposed disposition and such disposition is made in accordance with such registration statement; or

                    (ii)(A) Such Holder shall have notified the Company of the proposed disposition and shall have furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, and (B) if reasonably requested by the Company, such Holder shall have furnished the Company with an opinion of counsel, reasonably satisfactory to the Company, that such disposition will not require registration of such shares under the Securities Act.

                    (iii) Notwithstanding the provisions of paragraphs (i) and
(ii) above, no such registration statement or opinion of counsel shall be necessary for a transfer by a Holder which is (A) a partnership to its partners or retired partners in accordance with partnership interests, (B) a corporation to its shareholders in accordance with their interest in the corporation, (C) a limited liability company to its members or former members in accordance with their interest in the limited liability company, or (D) to the Holder's family member or trust for the benefit of an individual Holder, provided the transferee will be subject to the terms of this Section 1.2 to the same extent as if such transferee were an original Holder hereunder.

               (b) Each certificate representing Registrable Securities shall (unless otherwise permitted by the provisions of this Agreement) be stamped or otherwise imprinted with a legend substantially similar to the following (in addition to any legend required under applicable state securities laws):

               "The Shares represented hereby have not been registered under the Securities Act of 1933, as amended, and may not be sold or transferred, assigned, pledged or hypothecated unless and until registered under such Act or unless the Company has received an opinion of counsel or other evidence, satisfactory to the Company and its counsel, that such registration is not required."

               (c) The Company shall be obligated to reissue promptly unlegended certificates at the request of any Holder thereof if the Holder shall have obtained an opinion of counsel at such Holder's expense (which counsel may be counsel to the Company) reasonably acceptable to the Company to the effect that the securities proposed to be disposed of may lawfully be so disposed of without registration, qualification or legend.

          1.3  Requested Registration.
               ----------------------

               (a) If the Company shall receive from Initiating Holders at any time or times not before the earlier of (i) three years after the Closing Date or (ii) one year after the closing of a firm commitment, underwritten public offering of the Company's securities registered under the Securities Act of 1933, as amended (the "IPO"), a written request that the Company effect any registration with respect to all or a part of the Registrable Securities having an aggregate offering price, net of underwriting discounts and expenses, equal to or exceeding $10.50 per share of Class B Common Stock (as adjusted for any stock dividends, combinations or splits with respect to such shares) and the aggregate proceeds of which (after deduction for underwriter's discounts and expenses related to the issuance) exceed $2 million the Company will:

                    (i) promptly give written notice of the proposed registration to all other Holders; and

                    (ii) as soon as practicable thereafter, use its best efforts to effect such registration (including, without limitation, filing post-effective amendments, appropriate qualifications under applicable blue sky or other state securities laws, and appropriate compliance with the Securities Act) and as would permit and facilitate the sale and distribution of all or such portion of such Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any Holder or Holders joining in such request as are specified in a written request received by the Company within twenty (20) days after such written notice from the Company is mailed or delivered.

          The Company shall not be obligated to effect, or to take any action to effect, any such registration pursuant to this Section 1.3:

                      (A) In any particular jurisdiction in which the Company would be required to execute a general consent to service of process in effecting such registration, qualification or compliance, unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act;

                      (B) After the Company has initiated one such registration pursuant to this Section 1.3(a) (counting for these purposes only a registration which has been declared or ordered effective and pursuant to which securities have been sold or a registration which has been withdrawn by the Holders as to which the Holders have not elected to bear the Registration Expenses pursuant to
Section 1.5 hereof and would, absent such election, have been required to bear such expenses); or

                      (C) During the period starting from the date sixty (60) days prior to the Company's good faith estimate of the date of filing of, and ending on a date one hundred and eighty (180) days after the date of an underwriting agreement relating to, a Company-initiated registration; provided that the Company is actively employing in good faith reasonable efforts to cause such registration statement to become effective;

                      (D) If the IPO has not taken place, if the Initiating Holders do not request such offering be firmly underwritten by an underwriter selected by the Initiating Holders (subject to the consent of the Company, which consent will not be unreasonably withheld); or

                      (E) If the IPO has not taken place, if the Company and the Initiating Holders are unable to obtain the commitment of the underwriter described in clause (D) to firmly underwrite the offer.

               (b) Subject to the foregoing clauses (A) through (E), the Company shall file a registration statement covering the Registrable Securities so requested to be registered as soon as practicable after receipt of the request or requests of the Initiating Holders; provided, however, that if (i) in the good faith judgment of the Board of Directors of the Company, such registration would be seriously detrimental to the Company, and the Board of Directors concludes, as a result, that it is essential to defer the filing of such registration statement at such time, or in the good faith judgement of the Board of Directors of the Company, such registration should be delayed due to the timing of the Company's annual audit and (ii) the Company shall furnish to such Holders a certificate signed by the President or Chief Executive Officer of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company for such registration statement to be filed in the near future and that it is, therefore, essential to defer the filing of such registration statement, or, that such registration should be delayed due to the timing of the Company's annual audit, whichever is applicable, then the Company shall have the right to defer such filing for a collective period during any single calendar year of not more than one hundred and twenty (120) days after the receipt of the request of the Initiating Holders and, provided further, that the Company shall not defer its obligations in this manner more than twice in any twelve-month period.

          If all the Holders are allowed to include all Registrable Securities that such Holders requested be included in the registration statement filed pursuant to the request of the Initiating Holders, the registration statement filed pursuant to the request of the Initiating Holders may, subject to the provisions of this Section 1.3(b) and Section 1.11 hereof, include other securities of the Company, with respect to which registration rights have been granted, and may include securities of the Company being sold for the account of the Company.

          The Company shall pay the reasonable fees and disbursements of one counsel selected by a majority in interest of the Holders in connection with any registration under this Section 1.3.

               (c)  The right of any Holder to registration pursuant to this
Section 1.3 shall be conditioned upon such Holders' participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting (unless otherwise mutually agreed by a majority in interest of the Initiating Holders and such Holder with respect to such participation and inclusion) to the extent provided herein. A Holder may elect to include in such underwriting all or a part of the Registrable Securities he holds.

               (d) If the Company shall request inclusion in any registration pursuant to this Section 1.3 of securities being sold for its own account, or if other persons shall request inclusion in any registration pursuant to this
Section 1.3, and if all of the Holders are allowed to include all Registrable Securities that such Holders requested to be included in the registration statement filed pursuant to the request of the Initiating Holders, the Initiating Holders shall, on behalf of all Holders, offer to include such securities in the underwriting and may condition such offer on their acceptance of the further applicable provisions of this Section 1(including this Section 1.3). The Company shall, together with all Holders and other persons proposing to distribute their securities through such underwriting, enter into an underwriting agreement in customary form with the representative of the underwriter or underwriters selected for such underwriting by a majority in interest of the Initiating Holders (subject to the Company's consent, which shall not be unreasonably withheld). Notwithstanding any other provision of this
Section 1.3, if the representative of the underwriters advises the Initiating Holders in writing that marketing factors require a limitation on the number of shares to be underwritten, the number of shares to be included in the underwriting or registration shall be allocated as set forth in Section 1.11 hereof. If a person who has requested inclusion in such registration as provided above does not agree to the terms of any such underwriting, such person shall be excluded therefrom by written notice from the Company, the underwriter or the Initiating Holders. The securities so excluded shall also be withdrawn from registration. Any Registrable Securities or other securities excluded or withdrawn from such underwriting shall also be withdrawn from such registration. If shares are so withdrawn from registration and if the number of shares to be included in such registration was previously reduced as a result of marketing factors pursuant to this Section 1.3(d), then the Company shall offer to all Holders who have retained rights to include securities in the registration the right to include additional securities in the registration in an aggregate amount equal to the number of shares so withdrawn, with such shares to be allocated among such Holders requesting additional inclusion in accordance with Section 1.11.

          1.4  Company Registration.
               --------------------

               (a) If the Company shall determine to register any of its securities either for its own account or the account of a security holder or holders exercising their respective demand registration rights (other than pursuant to Section 1.3 hereof), other than a registration relating solely to employee benefit plans, or a registration relating to a corporate reorganization or other transaction under Rule 145, or a registration on any registration form that does not permit secondary sales, then, for a period commencing on the Closing Date and ending on the fifth anniversary thereof, the Company will:

                    (i) promptly give to each Holder written notice thereof, subject to the limitations set forth in Section 1.4(c) hereof; and

                    (ii) use its best efforts to include in such registration (and any related qualification under blue sky laws or other compliance), except as set forth in Section 1.4(b) and (c) below, and in any underwriting involved therein, all the Registrable Securities specified in a written request or requests, made by any Holder and received by the Company within ten (10) days after the written notice from the Company described in clause (i) above is mailed or delivered by the Company. Such written request may specify all or a part of a Holder's Registrable Securities.

               (b) If the registration of which the Company gives notice is for a registered public offering involving an underwriting, the Company shall so advise the Holders as a part of the written notice given pursuant to Section 1.4(a)(i). In such event, the right of any Holder to registration pursuant to this Section 1.4 shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall (together with the Company and the holders of securities of the Company with registration rights to participate therein distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the representative of the underwriter or underwriters selected by the Company.

               (c) Holders may participate in a maximum of two registered public offerings under the provisions of this Section 1.4.

          Notwithstanding any other provision of this Section 1.4, if the representative of the underwriters advises the Company in writing that marketing factors require a limitation on the number of shares to be underwritten, the representative may (subject to the limitations set forth below) exclude all Registrable Securities from, or limit the number of Registrable Securities to be included in, the registration and underwriting. The Company shall so advise all holders of securities requesting registration, and the number of shares of securities that are entitled to be included in the registration and underwriting shall be allocated first to the Company for securities being sold for its own account and thereafter as set forth in Section 1.11. If any person does not agree to the terms of any such underwriting, he shall be excluded therefrom by written notice from the Company or the underwriter. Any Registrable Securities or other securities excluded or withdrawn from such underwriting shall be withdrawn form such registration.

          If shares are so withdrawn from the registration or if the number of shares of Registrable Securities to be included in such registration was previously reduced as a as a result of marketing factors, the Company shall then offer to all persons who have retained rights to include securities in the registration the right to include additional securities in the registration in an aggregate amount equal to the number of shares so withdrawn, with such shares to be allocated among the persons so requesting additional inclusion in accordance with Section 1.11 hereof.

          1.5  Expenses of Registration.  All Registration Expenses incurred in
               ------------------------
connection with any registration, qualification or compliance pursuant to Sections 1.3 and 1.4 hereof shall be borne by the Company; provided, however, that if the Holders bear the Registration Expenses for any registration proceedings begun pursuant to Section 1.3 hereof and subsequently withdrawn by the Holders registering shares therein, such registration proceeding shall not be counted as the requested registration pursuant to Section 1.3 hereof. Conversely, if the Company bears the Registration Expenses for any registration proceedings begun pursuant to Section 1.3 hereof, and subsequently withdrawn by the Holders registering shares therein, other than a withdrawal based on material adverse information, as described below, such registration proceeding shall be counted as a requested registration pursuant to Section 1.3 hereof. Furthermore, in the event that a withdrawal by the Holders is based upon material adverse information relating to the Company that is different from the information known or available (upon request from the Company or otherwise) to the Holders requesting registration at the time of their request for registration under Section 1.3, such registration shall not be treated as a counted registration for purposes of Section 1.3, even though the Holders do not bear the Registration Expenses for such registration. All Selling Expenses relating to securities so registered shall be borne by the Holders of such securities pro rata on the basis of the number of shares of securities so registered on their behalf, as shall any other expenses in connection with the registration to be borne by the Holders of such securities.

          1.6  Indemnification.  In the event any Registrable Securities are
               ---------------
included in a registration statement under Sections 1.3 or 1.4:

               (a)  By the Company.  To the extent permitted by law, the Company
                    --------------
will indemnify and hold harmless each Holder, the partners, officers and directors of each Holder, any underwriter for such Holder and each person, if any, who controls such Holder or underwriter within the meaning of the Securities Act or the Exchange Act against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a "Violation"):

                    (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto;

                    (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or

                    (iii) any Violation or alleged Violation by the Company of the Securities Act, the Exchange Act, any federal or state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any federal or state securities law in connection with the offering covered by such registration statement;

and the Company will reimburse each such Holder, partner, officer or director, underwriter or controlling person for any legal or other expenses reasonably incurred by them, as incurred, in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this subsection 1.6(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, claim, damage, liability or action to the extent that it arises out of or in based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by such Holder, partner, officer, director, underwriter or controlling person of such Holder.

               (b)  By Selling Holders.  To the extent permitted by law, each
                    ------------------
selling Holder will indemnify and hold harmless the Company, each of its directors, each of its officers who have signed the registration statement, each person, if any, who controls the Company within the meaning of the Securities Act, any underwriter and any other Holder selling securities under such registration statement or any of such other Holders' partners, directors or officers or any person who controls such underwriter or other Holder within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages or liabilities (joint or several) to which the Company or any such director, officer, controlling person, underwriter or other such Holder, partner or director, officer or controlling person of such underwriter or other Holder may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Holder expressly for use in connection with such registration; and each such Holder will reimburse any legal or other expenses reasonably incurred by the Company or any such director, officer, controlling person, underwriter or other Holder, partner, officer, director or controlling person of such other Holder or underwriter in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this subsection 1.6(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld; and provided further that the total amounts payable in indemnity by a Holder under this Section 1.6(b) in respect of any Violation shall not exceed the gross proceeds received by such Holder in the registered offering out of which such Violation arises.

               (c)  Notice.  Promptly after receipt by an indemnified party
                    ------
under this Section 1.6 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 1.6, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party shall have the right to retain its own counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to an actual conflict of interest between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 1.6, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 1.6.

               (d)  Defect Eliminated in Final Prospectus.  The foregoing
                    -------------------------------------
indemnity agreements of the Company and Holders are subject to the condition that, insofar as they relate to any Violation made in a preliminary prospectus but eliminated or remedied in the amended prospectus on file with the SEC at the time the registration statement in question becomes effective or the amended prospectus filed with the SEC pursuant to SEC Rule 424(b) (the "Final Prospectus"), such indemnity agreement shall not inure to the benefit of any indemnified party if a copy of the Final Prospectus was furnished to the indemnified party and the indemnified party was required to, but did not, furnish the Final Prospectus to the person asserting the loss, liability, claim or damage at or prior to the time such action is required by the Securities Act.

               (e)  Contribution.  In order to provide for just and equitable
                    ------------
contribution to joint liability under the Securities Act in any case in which either (i) any Holder exercising rights under this Agreement, or any controlling person of any such Holder, makes a claim for indemnification pursuant to this
Section 1.6 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 1.6 provides for indemnification in such case, or (ii) contribution under the Securities Act may be required on the part of any such selling Holder or any such controlling person in circumstances for which indemnification is provided under this Section 1.6; then, and in each such case, the Company and such Holder will contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after contribution from others) in such proportion as is appropriate to reflect the relative benefits and the relative fault of the Company on the one hand and the Holders on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative fault of the Company and the Holders shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of material fact related to information supplied by the Company or the Stockholders and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The relative benefits received by a Holder or the Company shall be that portion represented by the percentage that the public offering price of its Registrable Securities offered by and sold under the registration statement bears to the public offering price of all securities offered by and sold under such registration statement; provided, however, that, in any such case, (A) no such Holder will be required to contribute more than the gross proceeds received by such holder from all such Registrable Securities offered and sold by such Holder pursuant to such registration statement; and (B) no person or entity guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation.

          (f) Survival.  The obligations of the Company and Holders under this
              --------
Section 1.6 shall survive the completion of any offering of Registrable Securities pursuant to a registration statement, and otherwise.

     1.7  Information by Holder.  Each Holder of Registrable Securities
          ---------------------
shall furnish to the Company such information regarding such Holder and the distribution proposed by such Holder as the Company may reasonably request in writing and as shall be reasonably required in connection with any registration, qualification, or compliance referred to in this Section 1.

     1.8  Transfer or Assignment of Registration Rights.  The rights to
          ---------------------------------------------
cause the Company to register securities granted to a Holder by the Company under this Section 1 may be transferred or assigned by a Holder to a transferee or assignee who acquires at least the lesser of (i) all of such Holder's Registrable Securities or (ii) 25,000 shares of Registrable Securities (as presently constituted and subject to subsequent adjustments for stock splits, stock dividends, reverse splits and the like), provided that the Company is given written notice at the time of or within reasonable time after said transfer or assignment, stating the name and address of the transferee or assignee and identifying the securities with respect to which such registration rights are being transferred or assigned, and, provided further, that the transferee or assignee of such rights assumes in writing the obligations of such Holder under this Section 1.

          1.9  "Market Stand-Off" Agreement.  Each Holder hereby agrees that
                ---------------------------
it shall not, to the extent requested by the Company or an underwriter of securities of the Company, sell or otherwise transfer or dispose of any Registrable Securities or other shares of stock of the Company then owned by such Holder (other than to donees or partners of the Holder who agree to be similarly bound) for up to 180 days following the effective date of a registration statement of the Company filed under the Securities Act; provided, however, that:

               (a) such agreement shall be applicable only to the first such registration statement of the Company which covers securities to be sold on its behalf to the public in an underwritten offering but not to Registrable Securities sold pursuant to such registration statement; and

               (b) all executive officers and directors of the Company then holding Common Stock of the Company enter into similar agreements.

     In order to enforce the foregoing covenant, the Company shall have the right to place restrictive legends on the certificates representing the shares subject to this Section and to impose stop transfer instructions with respect to the Registrable Securities and such other shares of stock of each Holder (and the shares or securities of every other person subject to the foregoing restriction) until the end of such period. Each Holder further agrees that the provisions of this Section 1.9 shall be applicable to any transferee of shares from such Holder and such transferee as a condition of the transfer shall agree to this Section 1.9 and that this Section 1.9 shall be applicable to all subsequent transferees.

          1.10  Rule 144 Reporting.  With a view to making available the
                ------------------
benefits of certain rules and regulations of the Commission which may at any time permit the sale of the Registrable Securities to the public without registration, after such time as a public market exists for the Common Stock of the Company, the Company agrees to:

               (a) Make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act, at all times after the effective date of the first registration under the Securities Act filed by the Company for an offering of its securities to the general public;

               (b) Use its reasonable best efforts to file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements); and

               (c) So long as a Holder owns any Registrable Securities, to furnish to the Holder forthwith upon request therefrom a written statement by the Company as to its compliance with the reporting requirements of Rule 144 (at any time after 90 days after the effective date of the first registration statement filed by the Company for an offering of its securities to the general public), and of the Securities Act and the Exchange Act (at any time after it has become subject to the reporting requirements of the Exchange Act), a copy of the most recent annual or quarterly report of the Company, and such other reports and documents of the Company as a Holder may reasonably request in availing itself of any rule or regulation of the Commission allowing a Holder to sell any such securities without registration (at any time after the Company has become subject to the reporting requirements of the Exchange Act).

          1.11  Allocation of Registration Opportunities.  In any circumstance
                ----------------------------------------
in which all of the Registrable Securities and other securities of the Company with registration rights (the "Other Shares") requested to be included in a registration on behalf of the Holders or other selling stockholders cannot be so included as a result of limitations of the aggregate number of shares of Registrable Securities and Other Shares that may be so included, the number of shares of Registrable Securities and Other Shares that may be so included shall be allocated among the Holders and other selling stockholders requesting inclusion of shares pro rata on the basis of the number of shares of Registrable Securities and Other Shares that would be held by such Holders and other selling stockholders, assuming conversion; provided, however, that such allocation shall not operate to reduce the aggregate number of Registrable Securities and Other Shares to be included in such registration, if any Holder or other selling stockholder does not request inclusion of the maximum number of shares of Registrable Securities and Other Shares allocated to him pursuant to the above-described procedure, the remaining portion of his allocation shall be reallocated among those requesting Holders and other selling stockholders whose allocations did not satisfy their requests pro rata on the basis of the number of shares of Registrable Securities and Other Shares which would be held by such Holders and other selling stockholders, assuming conversion, and this procedure shall be repeated until all of the shares of Registrable Securities and Other Shares which may be included in the registration on behalf of the Holders and other selling stockholders have been so allocated; and provided further, with respect to the registration provided in Section 1.3(a), the number of shares of Registrable Securities that may be so included shall be allocated: (a) First, among the Holders requesting inclusion of shares pro rata on the basis of the number of shares of Registrable Securities that would be held by such Holders, assuming conversion; and (b) Second, if all of the Holders requesting inclusion are able to include all of the shares requested to be included by such Holders in such offering, then, the remainder of the shares that may be so included shall be allocated among the other selling stockholders requesting inclusion of shares pro rata on the basis of the number of Other Shares that would be held by such other selling stockholders, assuming conversion. The Company shall not limit the number of Registrable Securities to be included in a registration pursuant to this Agreement in order to include shares held by stockholders with no registration rights.

          1.12   Delay of Registration.  No Holder shall have any right to take
                 ---------------------
any action to restrain, enjoin, or otherwise delay any registration as the result of any controversy that may arise with respect to the interpretation or implementation of this Section 1.

          1.13  Termination of Registration Rights.
                ----------------------------------

                (a) No Holder shall be entitled to exercise any right provided in Section 1.3: (i) prior to the earlier of (A) three (3) years from the Closing Date or (B) one (1) year after the IPO, and (ii) after the Company has initiated one such registration pursuant to Section 1.3 (counting for these purposes only a registration which has been declared effective and pursuant to which securities have been sold or a registration which has been withdrawn by the Holders as to which the Holders have not elected to bear Registration Expenses pursuant to Section 1.5 hereof and would, absent such election, have been required to bear such expenses).

                (b) No Holder shall be entitled to exercise any right provided in Section 1.4 after the first to occur of : (i) five (5) years following the Closing Date, and (ii) after Holders have participated in two such registrations pursuant to Section 1.4 .

     2.   INVESTOR CONFIDENTIALITY.
          ------------------------

          Each Investor hereby agrees to safeguard against disclosure to third parties all confidential information concerning the business of the Company that may be disclosed to such Investor by reason of such Investor's access to the books, records, properties or personnel of the Company before or after the date hereof (collectively, "Company Confidential Information") by using reasonable secrecy measures and in no event less than the same degree of care as such Investor uses for such Investor's own similar proprietary information. However, an Investor shall not be obligated to maintain any such Company Confidential Information in confidence to the extent that: (i) the Company Confidential Information is or becomes public knowledge other than through the fault of such Investor; (ii) the Company Confidential Information is or becomes available on an unrestricted basis to such Investor from a source other than the Company; or
(iii) the Company Confidential Information is required to be disclosed by such Investor, under a court order or governmental action, provided that such Investor provides not less than 10 days' prior written notification to the Company of such obligation and seeks, or allows the Company to seek, an appropriate protective order, and provided further that disclosure solely pursuant to this clause (iii) shall not release an Investor from such Investor's obligation to maintain confidentiality.

     3.   INFORMATION RIGHTS.
          ------------------

          3.1  Financial Information.  The Company agrees that so long as an
               ---------------------
Investor (together with any affiliated holder) is a holder of at least 1,000 Shares, the Company will:

               (a) Annual Reports. Furnish to such Investor, as soon as
                   --------------
practicable and in any event within 120 days after the end of each fiscal year, a consolidated Balance Sheet as of the end of such fiscal year, and a consolidated Statement of Income and a consolidated Statement of Cash Flows of the Company and its subsidiaries for such year, setting forth in each case in comparative form the figures from the Company's previous fiscal year (if any), all prepared in accordance with generally accepted accounting principles and practices and audited by the Company's independent certified public accountants;

               (b) Quarterly Reports.  Furnish to such Investor, as soon as
                   -----------------
practicable and in any event within 45 days after the end of each fiscal quarter of the Company (except the last quarter of the Company's fiscal year), quarterly unaudited consolidated financial statements, including an unaudited consolidated Balance Sheet, an unaudited consolidated Statement of Income and an unaudited Statement of Cash Flows;

               (c) Budget.   Furnish to each Investor, sixty days prior to the
                   ------
beginning of each fiscal year, a budget for the Company for the upcoming fiscal year, describing in detail, at a minimum, assumptions with respect to revenues and key operating expenses. All such budgets shall be provided subject to the approval of the Company's Board of Directors.

          3.2  Termination of Certain Rights.  The Company's obligations under
               -----------------------------
Section 3.1 will terminate upon the earliest of (i) the closing of the Company's initial public offering of Common Stock pursuant to a registration statement filed with and declared effective by the SEC under the Securities Act, or (ii) the acquisition (by merger, consolidation or otherwise) of the Company where the surviving entity is subject to the reporting requirements of the Exchange Act.

     4.   MISCELLANEOUS.
          -------------

          4.1  Successors and Assigns.  The terms and conditions of this
               ----------------------
Agreement shall inure to the benefit of and be binding upon the respective successors and permitted assigns of the parties.

          4.2  Governing Law.  This Agreement shall be governed by and construed
               -------------
under the internal laws of the State of California as applied to agreements among California residents entered into and to be performed entirely within California, without reference to principles of conflict of laws or choice of laws.

          4.3  Counterparts.  This Agreement may be executed in counterparts,
               ------------
each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

          4.4  Heading.  The headings and captions used in this Agreement are
               -------
used for convenience only and are not to be considered in construing or interpreting this Agreement.

          4.5  Notices.  Unless otherwise provided, any notice required or
               -------
permitted under this Agreement shall be given in writing and shall be deemed effectively given (i) upon personal delivery to the party to be notified, (ii) one business day after delivery via facsimile or (iii) three days after deposit with a United States Post Office, by registered or certified mail, postage prepaid and addressed to the Company at its principal place of business and to the Investors at their respective addresses as shown on the stock records of the Company.

          4.6  Amendments and Waivers.  Any term of this Agreement may be
               ----------------------
amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), with the written consent of the Company and Investors holding a majority of the Shares and/or Class B Common Stock into which such Shares have been converted, voting together as a class.

          4.7  Severability.  If one or more provisions of this Agreement are
               ------------
held to be unenforceable under applicable law, such provisions shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provisions were so excluded and shall be enforceable in accordance with its terms to the maximum extent possible.

          4.8  Entire Agreement.  This Agreement, together with all exhibits and
               ----------------
schedules hereto, constitutes the entire understanding and agreement of the parties with respect to the subject matter hereof and supersedes all prior negotiations, correspondence, agreements, understandings, duties or obligations among the parties with respect to the subject matter hereof.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

TIER TECHNOLOGIES, INC.
a California corporation

By: James L. Bildner
    -------------------------------------------

Title: CEO and Chairman of the Board
       ----------------------------------------

INVESTORS

Name: Bryan McCaul
      -----------------------------------------

Signature: /s/ Bryan McCaul
           ------------------------------------

Name: George K. Ross
      -----------------------------------------

Signature: /s/ George K. Ross
           ------------------------------------

Name: Steven R. Vilas, Chief Financial Officer for Richard N. Goldman & Co.
      ---------------------------------------------------------------------

Signature: /s/ Steven R. Vilas
           ------------------------------------

Name: Tucks Point LP
      -----------------------------------------

Signature: /s/ John G.L. Cabot, General Partner
           ------------------------------------

Name: Ronald E. English
      -----------------------------------------

Signature: /s/ Ronald E. English
           ------------------------------------

Name: Merchants' Fund, Inc.
      -----------------------------------------

Signature: /s/ Jennifer Newbold, Vice President
           ------------------------------------

Name: Allen I. Bildner
      ---------------------------------------

Signature: /s/ Allen I. Bildner
           ----------------------------------

Name: Kevin M. McCafferty
      ---------------------------------------

Signature: /s/ Kevin M. McCafferty
           ----------------------------------

Name: Bernard K. Chiu
      ---------------------------------------

Signature: /s/ Bernard K. Chiu
           ----------------------------------

Name: Scott H. Cummings
      ---------------------------------------

Signature: /s/ Scott H.Cummings
           ----------------------------------

Name: Steven Sheftel
      ---------------------------------------

Signature: /s/ Steven Sheftel
           ----------------------------------

Name: Sherif Nada
      ---------------------------------------

Signature: /s/ Sherif Nada
           ----------------------------------

Name: Albemarle Partners
      ---------------------------------------

Signature: /s/ Louis Goodman, General Partner
           ----------------------------------

Name: Eunice Buckland
      ---------------------------------------

Signature: /s/ Eunice Buckland
           ----------------------------------

Name: Barry Sylvetsky
      ---------------------------------------

Signature: /s/ Barry Sylvetsky
           ----------------------------------

Name: Ira Stepanian
      ---------------------------------------

Signature: /s/ Ira Stepanian
           ----------------------------------

Name: Donald Baron
      ---------------------------------------

Signature: /s/ Donald Baron
           ----------------------------------

Name: Ralph Casazzone
      ---------------------------------------

Signature: /s/ Ralph Casazzone
           ----------------------------------

Name: Larry Moore
      ---------------------------------------

Signature: /s/ Larry Moore
           ----------------------------------

Name: Richard K. Bendetson
      ---------------------------------------

Signature: /s/ Richard K. Bendetson
           ----------------------------------

Name: William G. Barton
      ---------------------------------------

Signature: /s/ William G. Barton
           ----------------------------------

Name: John W. Adams
      ---------------------------------------

Signature: /s/ John W. Adams
           ----------------------------------

Name: Josef von Rickenbach
      ---------------------------------------

Signature: /s/ Josef von Rickenbach
           ----------------------------------

Name: Francis H. Zenie
      ---------------------------------------

Signature: /s/ Francis H. Zenie
           ----------------------------------

Name: Nucon Capital Corporation
      ---------------------------------------

Signature: /s/ Daniel Weener, President
           ----------------------------------

Name: Samuel Cabot, III
      ---------------------------------------

Signature: /s/ Samuel Cabot, III
           ----------------------------------

Name: Peter Goodman
      ---------------------------------------

Signature: /s/ Peter Goodman
           ----------------------------------

Name: John L. Newbold
      ---------------------------------------

Signature: /s/ John Newbold
           ----------------------------------

Name: Benjamin Marsh
      ---------------------------------------

Signature: /s/ Benjamin Marsh
           ----------------------------------

Name: Frederick Mark D'Annolfo
      ---------------------------------------

Signature: /s/ F. Mark D'Annolfo
           ----------------------------------

Name: Allyn C. Woodward, Jr.
      ---------------------------------------

Signature: /s/ Allen Woodward
           ----------------------------------

Name: Ronald L. Rossetti
      ---------------------------------------

Signature: /s/ Ronald L. Rossetti
           ----------------------------------

Name: Bradley H. Nickels
      ---------------------------------------

Signature: /s/ Bradley H. Nickels
           ----------------------------------

                                   EXHIBIT A

                                   INVESTORS
                                   ---------

               1.       Richard N. Goldman & Co.
               2.       Merchants' Fund
               3.       Bradley H. Nickels
               4.       Ira Stepanian
               5.       John L. Newbold
               6.       Steven J. Sheftel
               7.       Nucon Capital Corporation
               8.       Josef von Rickenbach
               9.       Ronald E. English
               10.      Eunice Buckland
               11.      Richard K. Bendetson
               12.      Kevin M. McCafferty
               13.      Ralph Casazzone
               14.      Tucks Point LP
               15.      Samuel Cabot III
               16.      Allen I. Bildner
               17.      Donald Baron
               18.      Sherif A. Nada
               19.      Bernard K. Chiu
               20.      Albemarle Partners
               21.      Francis H. Zenie
               22.      Larry Moore
               23.      Ronald L. Rossetti
               24.      George K. Ross
               25.      Bryan McCaul
               26.      William G. Barton
               27.      Benjamin A. Marsh
               28.      Scott H. Cummings


               29.      John W. Adams
               30.      Allyn C. Woodward, Jr.
               31.      Frederick Mark D'Annolfo
               32.      Barry A. Sylvetsky
               33.      Peter Goodman
